PACE® Select Advisors Trust

July 31, 2020

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 27, 2019, as supplemented.

Includes:

•  PACE® International Equity Investments

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for series (the "funds") of PACE Select Advisors Trust (the "Trust").

First, this supplement updates certain information regarding the portfolio management team for Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated ("Baird"), a subadvisor to PACE International Equity Investments ("PACE International Equity"), a series of the Trust (a "fund"). Effective immediately, Jesse Flores, Haicheng Li, and Nathaniel Velarde have been added as portfolio managers for the portion of the fund's assets managed by Baird.

Second, this supplement updates certain information regarding the investment subadvisory arrangements for PACE Alternative Strategies Investments ("PACE Alternative Strategies"), a series of the Trust (a "fund"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Trust's Board of Trustees has terminated Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments") as a subadvisor to the fund, effective as of the close of business on July 31, 2020.

ZS-1066

I. PACE International Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE International Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 56 of the Multi-Class Prospectus and page 58 of the Class P Prospectus is revised by replacing the last bullet point of that section in its entirety with the following:

•  Baird—Brian Beitner, CFA, Managing Partner and Lead Portfolio Manager, has been a portfolio manager of the fund since 2013. Jesse Flores, CFA, Partner and Portfolio Manager, Haicheng Li, CFA, Partner and Co-Lead Portfolio Manager, and Nathaniel Velarde, Partner and Portfolio Manager, have been portfolio managers of the fund since May 2020.

The section captioned "Management" and sub-captioned "PACE International Equity Investments" beginning on page 150 of the Multi-Class Prospectus and the Class P Prospectus is revised by replacing the last two paragraphs of that section with the following:

Baird is located at 777 East Wisconsin Avenue, Milwaukee, WI 53202. Baird is a registered investment advisor founded in 1919. Baird specializes in wealth management, capital markets, private equity and asset management. As of June 30, 2020, Baird Asset Management had approximately $103 billion in assets under management. Brian Beitner, Jesse Flores, Haicheng Li, and Nathaniel Velarde are primarily responsible for the day-to-day management of Baird's portion of the fund's assets.

Brian Beitner, CFA, is managing partner of Chautauqua Capital Management and lead portfolio manager for Chautauqua's strategies. Prior to forming Chautauqua in January 2009, he was a member of the TCW Concentrated Core Equities portfolio management team. Mr. Beitner joined TCW in 1998, where he held multiple positions including director of equity research, senior equity strategist and portfolio manager for international and global equity portfolios. Prior to working at TCW, he worked with Scudder, Stevens & Clark; Bear, Stearns & Co. and Security Pacific Bank.

Jesse Flores, CFA, is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2013, he was an investment analyst at Blavin & Company where he was a generalist responsible for both equity and high-yield debt securities. Additionally, he covered the US semiconductors and hardware sectors as a research analyst at Lehman Brothers and Roth Capital Partners.

Haicheng Li, CFA, is a partner of Chautauqua Capital Management and serves as co-lead portfolio manager for Chautauqua's strategies. Prior to joining Chautauqua in 2016, she was a senior analyst and portfolio manager at TCW with specific expertise in the healthcare sector.

Nathaniel Velarde is a partner of Chautauqua Capital Management and serves as portfolio manager on Chautauqua strategies. Prior to joining Chautauqua in 2019, he was senior financial analyst at j2 Cloud Services and a senior vice president and global equity analyst at PIMCO's London branch. Prior to that, Mr. Velarde worked at Nuveen Investments in the Tradewinds Global Investors and NWQ Investment Management divisions as managing director, senior equity analyst and director of research. He also served as a vice president and equity analyst at TCW, primarily covering the industrials, business services and basic materials sectors.

2

The section captioned "Portfolio managers" and sub-captioned "PACE International Equity Investments—Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated" beginning on page 203 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

A team of individuals, currently including Brian Beitner, Jesse Flores, Haicheng Li and Nathaniel Velarde, is jointly and primarily responsible for the day-to-day management of Baird's portion of the fund's assets. The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2020:

The same section of the SAI is revised by replacing the table in its entirety with the following:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	2	4	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$288.54	$186.89	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$150.64	$0

The same section of the SAI is revised by replacing the first paragraph under the sub-caption "Ownership of fund shares" with the following:

Ownership of fund shares. As of June 30, 2020, the portfolio managers did not own shares of the fund.

II. PACE Alternative Strategies Investments

Effective as of the close of business on July 31, 2020 the Prospectuses and SAI are hereby revised as follows:

All references to "Standard Life Investments (Corporate Funds) Limited" or "Aberdeen Standard Investments" as a subadvisor to PACE Alternative Strategies in the Prospectuses and SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

3

© UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.